Exhibit 99.1 Unlocking the Value Trapped in Alternative Asset Investments Presented by: Brad Heppner, Founder & CEO Jeff Welday, Global Head of Originations and Distribution ® Liquidity The Ben Way: We've built a rapid, secure, online way for customers to exit alternative asset investments for cash, equity, or debt securities based on the customer’s individual liquidity needs. See important disclosures on slide 21

Beneficient (BENF) Overview

Significant Market Opportunity

- $13 trillion[1] in alternative assets held by investors globally
- Medium-to-High Net Worth (MHNW) investors, Small-to-Medium Sized Institutions (STMI), and general partners seeking liquidity solutions for their end-of-life alternative investment funds are often underserved
- This sub-set of the market holds approximately $2 trillion[2] in alternative assets with approximately $50+ billion[3] in annual liquidity demand
- Market opportunity of over $400B[4] in general partner managed funds with identifiable liquidity and fundraising needs based on fund life cycle

Innovative, Disruptive, Regulated Business Solution

- Rapid and cost-effective fintech-based process built to operate securely and entirely online to deliver alternative asset liquidity and primary capital to customers in as few as 30 days
- Serve as a regulated fiduciary in completing transactions with customers, with oversight from the SEC, FINRA and Kansas Office of the State Bank Commissioner
- Custody and trust administration services that drive recurring fee revenue

Multiple Competitive Advantages

- Early mover advantage with substantial barriers to entry
- Powerful economic model
- Unique proprietary platform fortified by underlying technology, IP and applications

Strong Team

- Proven record of building alternative asset businesses
- World-class board of directors includes a former Federal Reserve Bank president
- Leadership team with related industry expertise across key verticals

1. Source: Preqin 2022 Global Alternatives Report
2. Estimated based on (i) historical North American private capital AUM data from Preqin (excludes hedge funds) and historical North America hedge fund AUM data from Eurekahedge; (ii) market segment data including the percentage of hedge fund assets held by individuals (CitiBusiness Advisory), the percentage of private capital assets held by family offices and wealthy individuals (Preqin, Private Equity Spotlight, February 2016), the percentage of total global assets held by small, mid- and ultra-high net worth individuals (Capgemini and Credit Suisse); and (iii) assets held by North American high net worth individuals, including the percentage of such assets held by MHNW investors (Capgemini). Includes the following assumptions of Ben: (i) calculations of market segmentation based on estimates from third-party sources described above; (ii) large institutions hold 80% of the total institutional AUM; (iii) the percentage of MHNW wealth allocated to alternative assets is 16% (based on a range of estimates from Oliver Wyman, Knight Frank, Campden Research, UBS, and KKR); and (iv) MHNW and UHNW alternative asset AUM may be understated, and large institution and STMI alternative asset AUM may be proportionally overstated and, therefore, require adjustment.
3. Data from Preqin, a widely accepted commercial private equity database and Ben's own proprietary assumptions and calculations of MHNW and STMI alternatives AUM and turnover, which use data from Spectrum Group, Setter Capital, Capgemini, Preqin, Eureka Hedge, and Credit Suisse. This estimate relies on certain of our assumptions regarding the U.S. market, including, but not limited to, the amount of wealth held by MHNW investors, the amount of MHNW wealth allocated to alternative assets, the size of the private equity market, the share of the private equity market held by MHNW investors, the share of the private equity market held by STMI investors, the share of STMI assets in hedge fund assets, the value of STMI investors' alternative assets, the turnover rate for alternative assets in the secondary market, and the secondary market demand.
4. Source: Prequin database

See important disclosures on slide 21

2

What Problems Does Ben Solve? Liquidity for LPs and GPs and primary capital solutions for GPs AltAccess Online Platform delivering trustee and custody services with data analytics for all owners of professionally managed alternative assets Mid-to-high net Increasing demand worth and smaller Current in-market for early exit institutional liquidity options are options – a typical investors are inefficient, slow, duration of a private LP & GP increasing their difficult to scale and fund lockup is 10-12 allocations into Investor largely unregulated years alternative assets Liquidity and primary LP Investor capital solutions and Global alternative related data analytics & assets under custodial services for management alternative asset Number of GPs that Increased demand Increased demand growing rapidly investors are poised for are fundraising for capital for fund disruption as the monetizations and continues to grow commitments as and GP led fundraising restructurings as alternative asset market restructuring and headwinds persist sponsor firms look increasingly becomes liquidity events on across most asset for tail end fund democratized the rise classes optionality GP Investor 3 See important disclosures on slide 21

Liquidity & Primary Capital Solutions for Almost All Asset Types and Vehicles

Provides a modernized & regulated method of delivering liquidity, capital and related services to investors in most alternative assets

Target Customers

- Mid-High Net Worth Investors
- General Partners
- Small-Mid Size Institutions

Eligible Asset Types & Vehicles

- Private Equity
- Venture Capital
- Leveraged Buyouts
- Structured Credit
- Infrastructure
- Real Assets (Agriculture)
- Private Debt
- Private Real Estate
- Alternative Energy
- Natural Resources
- Other Professionally Managed Alternative Investments
- Non-Traded REITs
- Feeder Funds/ Fund of Funds
- Co-Investments
- Separate Accounts
- Limited Partnerships
- Non-Traded BDCs

Ben Products & Services

- AltAccess Online Subscriptions[1]
- Exchange Trust Product
- Trustee Services for Digitization of Alts[2]
- Interchange Trust Product
- Custody & Subcustody[3]
- LiquidTrust Product
- Data Analytics & Quick Quotes[4]
- Transfer Agency & Broker-Dealer Services

[1]While AltAccess is currently available to customers, subscription-based services not currently offered. Expected to be available in 2024.
[2]Digitization of alternative assets expected to be available in 2024.
[3]Custodial services currently provided to affiliated trusts ("ExAlt Trusts") and customers in connection with liquidity transactions and customer custody accounts.
[4]Data management products and services currently offered to the ExAlt Trusts with plans to offer additional products and services to customers and others in the future.

See important disclosures on slide 21

4

Ben Offers Multiline Products and Services

Ben's liquidity & primary capital solutions and services are designed to fill the unmet needs of MHNW and STMI alternative asset investors and sponsors, managers, general partners and the alternative asset funds they manage:

Ben Product Line-Up

Ben Product Line-Up	Ben Product Attributes & Features: Provides Immediate Cash	Seeks to Provide High Percent of NAV *(Average discount to date ~22%)*	Potential Tax Efficiency	Diversity Alts Exposure *(through BENF securities received)*	***MHNW & STMI Solutions*** Mid-to-High Net Worth Individuals & Small-to-Mid-Sized Institutions: Available to MHNW & STMI Investors for Earlier Liquidity	***General Partner Solutions*** for Sponsors, Managers, General Partners & the Funds they Manage: Available for GP Fund Monetizations and Liquidity	Available for GP Fund Primary Commitments
Ben ExchangeTrust® Exit options through equity or debt securities issued directly from our balance sheet through our and FINRA-member broker-dealer	○	●	●	●	●	●	●
Ben LiquidTrust®[1] Cash liquidity	●	◐	○	○	●	●	○
Ben InterchangeTrust® Exit options through a mix of cash plus equity or debt securities issued directly from our balance sheet and FINRA-member broker-dealer	◐	◐	◐	◐	●	●	○

Our GP Primary Commitment Program facilitates an anchor capital commitment and at no cost to them or their limited partners, optional participation in our Preferred Liquidity Provider Program for GPs.

Ben Services for Fee

1. **AltAccess® Online Platform Subscriptions[2] -** Subscriber fee-based customer journey and experience and platform fee charged only at the time customers transaction with one of Ben's multiline products and services.
2. **Trustee Services for Digitizing of Alternative Assets[3] -** One-time nominal fee to digitize existing physical alternative asset securities and ability to create UCC eligible electronic controllable records to facilitate future margin lending transactions and custody services.
3. **Custody, Sub-Custody & Safekeeping of Physical & Digital Alts[4] -** Fee-based account alternative asset monitoring services provided by one of our subsidiaries under the routine regulatory examination of such subsidiary's regulator—the Kansas Office of the State Bank Commissioner.
4. **Data Management & Quick Quote Values[5] -** Free, on-demand estimated value alternative asset quotations and report-based fee for alternative asset report and alternative asset analytics via AltAccess.
5. **Transfer Agency & Broker Dealer Services -** SEC-registered transfer agent services fee required in connection with securities and cash transactions along with FINRA-member and SEC-registered broker dealer fees for product distribution.

[1] Ben LiquidTrust products are not currently offered but are expected to be offered in the future.
[2] While AltAccess is currently available to customers, subscription accounts not currently offered. Expected to launch in 2024.
[3] Digitization of alternative assets expected to launch in 2024.
[4] Custodial services currently provided to the ExAlt Trusts and customers in connection with liquidity transactions and customer custody accounts.
[5] Data management products and services currently offered to the ExAlt Trusts with plans to offer additional products and services to customers and others in the future.

KEY
Does not meet need ○ ◄---► ● Does meets need

See important disclosures on slide 21

5

Growing Liquidity Needs Coupled with GP Fundraising Needs Represent a Large and Growing Market Opportunity The increasing demand for early liquidity is primarily addressed The increasing demand for primary capital commitments for through the secondaries market, which caters to large institutions GPs is not being fully met by traditional LP capital sources Private Capital Historical Fundraising # of Funds USD ($BN) AUM ($BN) Secondary ($BN) 8,000 2,000 12,000 160 6,000 1,500 9,000 120 +14.5% 14.0% CAGR CAGR 4,000 1,000 6,000 80 3,000 40 2,000 500 r2=.84 Secondary volume growth correlation to alternative asset growth 0 0 0 0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD NO. OF FUNDS AGGREGATE CAPITAL RAISED (USD BN) Global Secondary Transactions Global Private Market AUM Sources: Setter Capital Volume Report FY 2022; Coller Capital Private Equity Secondary Market Report 2017. Source: Preqin ltd. database, accessed April 2024. 6 See important disclosures on slide 21

LP Liquidity: Ben's Projected Target Market

High-net-worth individual investors and small-to-mid-sized institutional investors represent a growing but traditionally underserved liquidity market

One of the highest growing asset classes

Through 2021, Strong historical and future alternatives AUM growth, at a 14.5% compound annual growth rate (CAGR), 2005-2021[1]

+

One of the highest growing wealth segments

MHNW population grew from 0.76M to 1.8M households, 2008-2021[2]

+

One of the highest growing allocations

Allocation to alternative assets experienced 3.2x faster growth than marketable stocks among MHNW investors, 2013-2020[3]

=

Increased Demand for Liquidity

$106 Billion[4]

Ben's target market – this underserved, high growth segment with limited access to liquidity



Alternative Assets Held[1]
Estimated Annual Turnover Rate[4]
Estimated Annual Demand for Liquidity[5]
$51 Billion[5]
Ben's target market – this underserved, high growth segment with limited access to liquidity
Estimated Annual Demand for Liquidity in 5 Years
Holdings of U.S. MHNW
Holdings of U.S. STMI
Global Large Institutional Investors & Ultra HNW Individuals
$1.0 Trillion
$1.1 Trillion
$9.8 Trillion
3.0%
1.9%
1.4 %
$30 Billion
$21 Billion
$133 Billion
5 Years
Ben is well positioned to capture some percentage of this segment in the future.
$69 Billion
$37 Billion
$229 Billion
$11.9 Trillion
$184 Billion
$335 Billion

[1]Preqin
[2]Spectrem Group Market Insights 2022
[3]Ben calculations based on data from Capgemini World Wealth Report 2020 and Capgemini Global HNW Insights Survey 2020
[4]Ben proprietary assumptions and calculations using data from Setter Capital and Preqin (for MHNW and STMI turnover rate) and calculations using data from Setter Capital and Preqin (for large institutional and UHNW turnover rate).
[5]Based on data from Preqin, a widely accepted commercial private equity database and Ben's own proprietary assumptions and calculations of MHNW and STMI alternatives AUM and turnover, which use data from Spectrem Group, Setter Capital, Capgemini, Preqin, Eureka Hedge, and Credit Suisse. See Slide 26 for more detailed description of Ben's assumptions and calculations.

See important disclosures on slide 21

7

GP Monetizations & Primary Capital Solutions: Ben’s Projected Target Markets Over $400B in general partner managed funds with identifiable liquidity and fundraising needs based on fund life cycle Primary Commitment Program Target Market Monetization Program Target Market 1360 Funds $350,000 $330,916 $300,000 15% $ 33% Fundraise Challenges $250,000 2% 33% 330bn 17% Relative Performance $ 712 Funds $200,000 17% Absolute Performance 17% $170,311 109bn AUM 15% New Manager $150,000 2% End of Life AUM 307 Funds 17% Bad Terms 17% 17% $100,000 $67,633 245 Funds $53,757 65 Funds 31 Funds $50,000 $26,091 $13,124 3.0% $- $69 Billion $1.0 Trillion MARKET DEFINITIONS $1.1 Trillion 1.9% • Fundraise Challenges – no, or few, recently launched funds actively raising capital $37 Billion • Relative Performance – similar rationale to absolute performance screen, but all the metrics are relative to their peer group. MARKET DEFINITIONS $133 Billion • Absolute Performance – funds whose performance has performed below threshold relative to • Forward Funds: Funds that have announced plans to raise capital in the near future, broad alternative asset benchmarks per Preqin’s forward calendar • Bad Terms – funds who are out of carry and management fee • Close to Target: Funds with 2022-2023 vintages currently raising capital, and which • New Manager – first time fund with no follow on fund(s) have achieved 50-90% of their target size • End of Life – older funds, little/no dry power, few active assets. Might be wanting to sell off • Recently Launched: Funds with 2022-2023 vintages, focusing on private equity, private remaining assets and wind down. debt, real estate, and infrastructure (excluding funds that are in the “Close to Target” category above) Source: Preqin database, accessed in 2024 Source: Preqin database, accessed in 2024 8 See important disclosures on slide 21 AUM($MM)

In-Market Strategy To Meet Industry Demand for Liquidity

Omnichannel approach designed to serve our customers: alternative asset investors and general partners

Source of Demand	Distribution Channel	Why It's Important	Ben Approach	Results to Date (May 1, 2024)
Fund Sponsor/ General Partners/Wealth Managers	GP Solutions	✓ GP-led liquidity events now account for over 50% of all secondary transactions ✓ GP capital raising efforts continue to expand as investors increasingly allocate to alternative investments	• **GP solutions team with dedicated coverage of GP universe** • **Targeted, data-driven approach to working with GPs with high probability of benefiting from GP Solutions products** • **Innovative and effective marketing and advertising campaign utilizing database of GP contacts on LinkedIn and Google Display network**	• **Over $1 billion of NAV transacted to date directly** • **Over 1,500 GPs in Ben customer segmentation model**
	Preferred Liquidity Providers (PLP)	✓ Lack of liquidity is a prohibitive factor in greater adoption of Alternative Investments across wealth management firms ✓ Highly scalable for partner firms ✓ Greatest efficiencies created for partner firms	• **Strategic, enterprise engagements, delivering Ben's liquidity platform as a turnkey, private-labeled experience to partner firms:** – Advisory platforms & service providers (BD, RIA, private banks) – GP/Sponsor firms – Investment consultants	• **Over 20 GP PLP agreements signed representing access to LPs with $1.5B of committed NAV**
Mid-to-High-Net-Worth Individuals & Small-to-Mid-Sized Institutional Investors	Broker Dealer/RIAs Family Offices Alternative Asset Marketplace & Service Providers Consultants Direct to Investor	✓ Highest concentration of alternative assets held by HNW investors are served by an Advisor ✓ Alternative asset marketplace providers increasingly searching for scalable liquidity options for LPs ✓ Consultants increasingly looking for liquidity options for clients as clients continue to increase allocations to alternative assets	• **In-house distribution organization** – Originations, national accounts, marketing & agency teams • **National, dedicated coverage model supporting:** – Wealth managers including RIAs, broker-dealers and private banks – Institutional investors (foundations, endowments and plan sponsors) – Professional service providers and investment consultants • **Multi channel advertising campaign focused on Ben's target markets** – Leveraging Google Display Network, organic and paid search as well as LinkedIn to target key audiences in key geographies with specific product and service offerings • **Innovative technology and tools, AltQuote, created to drive customer awareness**	• **Over 40,000 visitors to public site since Ben's public listing (June 2023) and 140,000 page views (as of 12/31/23)** • **Database of 21,399 advisor accounts and 79 broker-dealers engaged to date** • **To date, AltQuote has had 34,926 page views from 16,217 visitors to the AltQuote pages** • **Strong Impressions, click-through rates and content engagement**

See important disclosures on slide 21

AltAccess®: Ben’s Tech Platform for Customer Engagement & Transactions A first-of-its-kind technology platform, AltAccess serves as the centralizing hub of our business and is an interactive, secure online entry point through which our customers receive end-to-end delivery of liquidity, primary capital and associated services. Submit a new application Want to update your client on their application? Check the status easily Outstanding tasks? Securely upload important Check your to-do list here fund documents using our simple drag-and-drop feature Advisor Dashboard Investor Dashboard Separate dashboards for customers who prefer to submit their own application and advisors who are submitting applications for their clients make it easy to complete every step of the process. 10 See important disclosures on page 23

A Comprehensive, Proprietary Enterprise Fintech Platform

AltAccess®

Ben's proprietary AltAccess platform enables end-to-end, secure, regulated transactions at every step of the liquidity process

Submission of eight non-provisional patent applications with the U.S. Patent Office covering proprietary technology systems and methodologies that drive our core business, and maximize scalability and efficiency across our platform



Digitized Asset Quotes
Transaction Management Processing
Data Analytics
Ben AltQuote
Ben ExAlt Plan®
Ben OptimumAlt
Ben AlphaAlt
Ben ValueAlt
Ben AltC
Ben AltScore
Ben AltRating

AltQuote
Statistical algorithms that provide indications of the value of potential liquidity options for alternative asset holders

ExAlt Plan
Transaction and trust structure empowering customers with optionality to meet their liquidity needs; provides valuation input to ValueAlt

OptimumAlt
Fiduciary loan portfolio optimization algorithms specialized for alternative assets; provides valuation input to ValueAlt

AlphaAlt
Data-driven algorithms to forecast asset growth and cash flows; provides valuation input to ValueAlt

ValueAlt
Algorithms helping to assess the value Ben could offer its customers by determining an optimal advance rate on a fiduciary loan; produces the output of the valuations

AltC
Algorithm creating a consolidated metric for monitoring the fiduciary loan portfolio's concentrations of alternative asset collateral

AltScore
Algorithms producing risk-adjusted quality score for alternative asset returns

AltRating
Credit rating algorithm for fiduciary loans or other financings collateralized by alternative assets

See important disclosures on slide 21
11

Ben’s Statutory First-Mover Advantage One of the industry’s first regulated, tech-enabled, online platform for delivering liquidity from alternative investments Operating as a principal without Operating as the industry’s only the need for intermediaries and regulated fiduciary acting as providing financing directly from principal to provide financing our balance sheet Through its subsidiary, Beneficient Fiduciary Offering an end-to-end, Financial, L.L.C., Ben received its charter under the customer experience with State of Kansas’ Technology-Enabled Fiduciary regulatory oversight Financial Institution (TEFFI) Act and is subject to Ben’s Statutory regulatory oversight by the OSBC First-Mover Advantage Participating in ongoing Compliant with KYC, AML, BSA & regulatory reviews and exams by OFAC requirements for financial both state and federal regulators transactions Regulatory components help deliver a suite of products in an environment of safety, soundness and security Securities of Beneficient, a Nevada Corporation, its affiliates and/or successors are offered through AltAccess Securities Company, 12 See important disclosures on page 23 L.P., an affiliated entity. Check the background of AltAccess Securities on FINRA's BrokerCheck at http://brokercheck.finra.org

Other Liquidity Solutions Often Have Fallen Short Uncertain Uncertain Manual Complex Unknown Size of LP Expensive Closed Potential buyer timeline process Transaction path to exit interest architecture closing delays interest Auction-Based Platform X X X X X X Closed architecture only benefiting Secondary Funds X X X X X X X Size of LP interest, prohibitive costs and Uncertainty of buyer interest, LPs of the fund, prohibitive costs, GP-Led Restructuring X X X X X X 3rd party intermediaries, unknown unknown timeline and path to exit, unknown timeline and path to exit, timeline and path to exit, manual manual process, complex transaction manual process, complex transaction process, complex transaction & closing & closing documents, potential & closing documents, potential delays documents, potential delays in closing delays in closing in closing Uncertainty around price, time and cost relating to LP exits coupled with the inability of current liquidity providers to deliver a tech-enabled, regulated, scalable solution leaves Ben with a large and rapidly growing total addressable market 1 Based on global private capital AUM data exported from Preqin, excluding funds of funds and secondaries to avoid double counting. Estimated based on (i) historical North American private capital aum FROM Preqin (excludes hedge funds) and historical North America hedge fund AUM data from With Intelligence; (ii) market segment data including the percentage of hedge fund assets held by individuals (CitiBusiness Advisory), the percentage of private capital assets held by family offices and wealthy individuals (Preqin, Private Equity Spotlight, February 2016), the percentage of total global assets held by small, mid- and ultra-high net worth individuals (Capgemini and Credit Suisse); and (iii) assets held by North American high net worth individuals, including the percentage of such assets held by MHNW investors (Capgemini). Includes the following assumptions of Ben: (i) calculations of market segmentation based on estimates from third-party sources described above; (ii) large institutions hold 80% of the total institutional AUM; (iii) the percentage of MHNW wealth allocated to alternative assets is 22% (based on a range of estimates from CapGemini, KKR, RBC, Cerulli, and Goldman Sachs); and (iv) MHNW and UHNW alternative asset AUM may be understated, and large institution and STMI alternative asset AUM may be proportionally overstated and, therefore, require adjustment. 2 Source: Setter Capital Volume Report 2023 3 Source: Evercore Private Capital Advisory, H1 2023 Secondary Market Survey Results, July 2023 13 See important disclosures on slide 21

Leveraging Digital Technology to Provide Secure & Rapid Exits

Faster timelines are made possible by Ben AltAccess™, a digital secure AT&T NetBond® certified tech platform designed to deliver exit options and related custody and trust services to owners of alternative assets

Traditional Providers		Ben
14-31 Days	**Non-Disclosure Agreement** Instead of negotiating an NDA, customers upload asset documents through AltAccess to Ben's trust company as qualified document custodian	0 Days
60-90 Days	**Underwriting** Ben's proprietary tech platform eliminates the need for 3rd party intermediaries & provides underwriting for the fiduciary loan	1-29 Days
30-60 Days	**Negotiation & Documentation** Ben's transaction documentation is short, standardized and easily executed digitally through AltAccess	0 Days
1-9 Months	**Closing Process** Ben's propriety ExAlt Plan process effects the fiduciary transactions and enables the full delivery of exit options to customers prior to the ultimate transfer of title of the customer's alternative assets to the ExAlt Plan trusts	1 Day

BEN — MONTH 1 — AS FEW AS 30 DAYS = SECURE, RAPID AND COST EFFECTIVE

vs

TRADITIONAL — MONTH 1 | MONTH 2 | MONTH 3 | MONTH 4 | MONTH 5 | MONTH 6 | MONTH 7 | MONTH 8 | MONTH 9 | MONTH 10 | MONTH 11 | MONTH 12 | MONTH 13 | MONTH 14 | MONTH 15 — 4-12+ MONTHS FOR LIQUIDITY

See important disclosures on slide 21

14

Transaction-Planned Economics All transaction-related fees embedded into the determination of the Advance Rate, allowing customer to avoid out-of-pocket payment of fees 1 TARGET REVENUE 50% interest 50% recurring CUSTOMER NEED BEN BUSINESS UNIT Ben AltAccess Online platform access Enterprise end-to-end online platform empowering Ben’s businesses and customer facing applications Ben Custody 2 Custody and trust administration services Full-service specialized trust administration, trustee services, reporting and qualified custodial services 3 Ben Data Data, analytics, alternative asset news and research Data collection, evaluation, and analytics Ben Liquidity & Capital Early exit solutions Liquidity transactions, including fiduciary loans and related underwriting and risk management Ben Insurance (Future Ben Business Unit) 4 Insurance products Insurance policies covering risks attendant to owning, managing and transferring Alternative Assets Ben Markets 5 Brokerage and transfer agent services Broker-Dealer services effecting change early exit transactions and other securities sales 3 1 Target revenue of Ben Businesses Currently offers its products and services to the ExAlt Trusts and plans to offer additional products and services to 2 customers and others in the future Currently provides its products and services to the ExAlt Trust and customers in connection with liquidity transactions and 4 Ben insurance is not yet operational and requires regulatory approval to become operational customer custody accounts 15 5 Currently provides broker-dealer and transfer agent services

Transaction-Planned Economics

All transaction-related fees embedded into the determination of the Advance Rate, allowing customer to avoid out-of-pocket payment of fees

Ben ExchangeTrust® Hypothetical Transaction[1]

Net Asset Value[2]:	$1,000,000	Assumed Asset Growth: 7.0% per annum
Unfunded Commitment[3]:	$100,000	Years Until Final Distribution: 5 years
Consideration[4]:	$750,000 Ben Common Stock	Fiduciary Loan Amount[6]: $750,000
Advance Rate[5]:	75%	Weighted Average of Duration of Distributions: 2.5 years

Based on hypothetical assumptions, over 5 years the Alternative Asset would distribute an aggregate of $1,188,529 to the ExAlt Trusts, as limited partner. This cash would be used to make distributions to the Kansas charity and pay its expenses to the Ben Businesses.

Revenue Summary

Total One-time Fees	$130,350
Total Recurring Fees	$50,632
Total Interest	$203,271
TOTAL REVENUES	$384,253
Fiduciary Financing Total	51%[9]

One-time Revenue of the Ben Businesses

Platform Fee	Fee for use of the AltAccess platform providing the end-to-end delivery of Ben's products and services	7%	$77,000
Transfer Agent Fee	Fees for the transfer of Alternative Assets, trust and equity record holder admin, cash transfer admin and accounting, and related services	2%[7]	$22,000
Broker-Dealer Fee	Broker-dealer services performed in connection with the exchange of Alternative Assets and delivery of Consideration	2.6%[2]	$28,600
Insurance Premiums[8]	Premium for insurance policy covering risks related to the transfer of Alternative Assets	0.25%	$2,750

Recurring Revenue of the Ben Businesses[6]

Trust Administration Fee (Annual)	Full-service custody and trust administration services	0.9%	$26,039
Data Subscription Fee (Annual)	Subscription for Alternative Asset news, data and related proprietary metrics	0.3%	$8,680
Insurance Premiums[8] (Annual)	Premiums for insurance policies covering risks related to Alternative Asset ownership, credit exposure and other	0.6%	$15,913
Fiduciary Loan Interest	Annual interest, accrued and capitalized as income and added to the principal balance of the Fiduciary Loan monthly	10%	$203,271
Charity	Distributions on all ExAlt Trust income to the Kansas Charity	2.5%	$29,713

[1]The listed data points are hypothetical inputs for illustrative purposes only, are not necessarily reflective of any historical liquidity transactions, or indicative of any future liquidity transactions. This hypothetical assumes any capital calls on the Unfunded Commitment are funded through distributions the ExAlt Trusts receive and not through additional advances under the Fiduciary Loan.
[2]NAV: The net asset of the customer's Alternative Asset at the time of the transaction.
[3]Unfunded Commitment: The unfunded capital commitment of the Alternative Asset at the time of the transaction.
[4]Consideration: The dollar amount of consideration received by the customer for exchanging their Alternative Asset.
[5]Advance Rate: The percentage equal to the dollar amount of the Consideration divided by the NAV.
[6]Assumes the planned Ben businesses have launched. The fee and interest percentages identified herein are not reflective of those used for historical liquidity transactions and are reflective of the interest and fee percentages that would be applicable once each of the Ben Businesses are operational and engaged in a liquidity transaction.
[7]Transfer Agent fee and Broker-Dealer fees are 0.5% for LiquidTrust and 2% for ExchangeTrust and 0.1% for LiquidTrust and 2.6% for ExchangeTrust fees, respectively.
[8]Ben Insurance is not operational and requires regulatory approval prior to becoming operational.
[9]The percentage equal to the aggregate return on the fiduciary financing upon final distribution of the Alternative Asset to the ExAlt Trusts.

NOTE: Actual revenue varies for a liquidity transaction based on actual Alternative Asset collateral performance in both amount realized and timing of such realizations. Economics from certain of the historical Fiduciary Loans differed from those presented on this slide.

See important disclosures on slide 21

16

Endowment Model Portfolio Built Through Ben's OptimumAlt Model and Other IP

Industry Sector(1)



Household & Pers. Prod.
Other
Food & Bev
Comm. & Prof. Svcs
Materials
N/A (e.g., Escrow, Earnouts)
Health Care Equip. & Svcs
Consumer Durables & Apparel
Capital Goods
Semiconduct. & Equip.
Utilities
Energy
Divers. Financials
Food & Staples Retailing
Real Estate
Software & Services
9%
18%
2%
2%
2%
3%
2%
3%
4%
5%
6%
6%
6%
6%
9%
16%

Geography (2)



South America
Europe
Africa
Asia & Pacific
North America
6%
0%
10%
15%
68%

Investment Strategy(3)



Net Other Assets, Earnouts, Escrows
Hedge Fund
Private Debt
Private Equity - Buyout
Natural Resources
Venture Capital - Early Stage
Private Real Estate
Private Equity - Growth
Venture Capital - Late Stage
3%
2%
0%
6%
6%
10%
17%
28%
28%

Status(4)



Public
10%
90%
Private

261 Funds(5)

881 Investments(6)

As of December 31, 2023. Represents the characteristics of professionally managed funds and investments in the Collateral (defined as follows) portfolio. The Collateral for the ExAlt Plan™ Loans in the Loan Portfolio is comprised of a diverse portfolio of direct and indirect interests (through various investment vehicles, including, limited partnership interests and private and public equity and debt securities, which include our and our affiliates' or our former affiliates' securities), primarily in third-party, professionally managed private funds and investments. Loan balances used to calculate the percentages reported in the pie charts are loan balances net of any allowance for loan losses, and as of December 31, 2023, the total allowance for loan losses was $269 million, for a total gross loan balance of $559 million and a loan balance net of allowance for loan losses of $290 million.

(1) Industry sector based on GICS® Level 2 classification "Other" classification reflects companies in the GICS classifications categories of Automobiles & Components, Banks, Consumer Services, Insurance, Tech Hardware & Equipment, Media & Entertainment, Transportation, Retailing, Telecommunication Services, and Pharmaceuticals, Biotechnology & Life Sciences. N/A includes investments assets that Ben management has determined do not have an applicable GICS Level 2 classification, such as Net Other Assets, Escrows, and Earnouts.
(2) Geography reflects classifications determined by Ben management, based on each underlying investment.
(3) Investment Strategy Type reflects classifications based on each company's current investment strategy stage as determined by Ben management.
(4) Included in the 89% classified as "Private" is approximately 6% (of the total Funds in the portfolio) that are limited partnership interests in other funds where further detail on the underlying holdings of these funds is not available.
(5) Includes limited partnership interests in funds held directly in the collateral portfolio and funds held indirectly in the collateral portfolio through other entities, including special purpose vehicles and other funds.
(6) Investments reflect the assets listed by the general partner of a fund as held by the fund and have a positive or negative net asset value. Typical assets include portfolio companies, limited partnership interests in other funds, and net other assets, which are a fund's cash and other current assets minus liabilities.

17

See important disclosures on slide 21

Beneficient’s Strong Management Team Brad K. Heppner CHIEF EXECUTIVE OFFICER 30+ years industry experience in finance and the alternative asset space PRESIDENT of FIDFIN TRUST AND CHIEF FIDUCIARY OFFICER 25+ years industry experience in wealth management and fiduciary advisory services 8 *Mr. Welday is a Registered Representative of AltAccess Securities Company, L.P. Member FINRA/SIPC. See important disclosures on slide 21 18

Experienced Board of Directors

Brad K. Heppner



DIRECTOR, CEO AND CHAIRMAN OF THE BOARD

30+ years alternative asset and financial institutions experience, Chairman of the Board and CEO, Prior: Founder and CEO of The Crossroads Group; Founder of Capital Analytics; previously with Bain & Company, MacArthur Foundation and Goldman Sachs

Emily Bowersock Hill



DIRECTOR

20+ years retail financial services experience. Founding Partner, Bowersock Capital Partners (DBA Sanctuary Wealth Management). Prior: Executive Director, Senior Portfolio Manager and Family Wealth Director – Morgan Stanley; Engagement Manager – McKinsey & Company; Research Associate – International Security Studies, Yale University.

Thomas O. Hicks



DIRECTOR

Private equity industry pioneer with 30+ years private equity investment experience. Founder and Chairman, Hicks Holdings, LLC. Prior: Founder of Hicks, Muse, Tate and Furst; Co-Founder and Co-Chairman of Hicks & Haas; Board of Directors, Carpenter Technology Corporation.

Ben

BOARD

Peter T. Cangany, Jr.



DIRECTOR

Insurance entities, audit and accounting. Board of Trustees, Finance Committee Chair. Franklin College. Prior: Partner of Ernst & Young, LLP.

Dennis P. Lockhart



DIRECTOR

Private equity investment experience, financial services, international finance. Board of Directors, St. Joseph's Health System, PrimeRevenue, Invesco Mortgage Capital, and Pensare Acquisition Corp. Prior: President and CEO, Federal Reserve Bank of Atlanta; Member, Federal Open Market Committee.

Derek Fletcher



PRESIDENT of FIDFIN TRUST AND CHIEF FIDUCIARY OFFICER

25+ years of sophisticated estate planning, wealth structuring and fiduciary advisory services. Prior: US Trust - Bank of America Private Wealth Management; Winstead, PC; Coopers & Lybrand

Bruce W. Schnitzer



DIRECTOR

30+ years private equity investment experience, insurance and other specialty financial services. Chairman, Wand Partners; Chairman, The Institute of Human Origins. Prior: President and CEO of Marsh, Inc.; CFO of Marsh & McLennan Companies, Inc.; Head of M&A for Morgan Guaranty Trust Company (J.P. Morgan)

See important disclosures on slide 21

19

Ben's Competitive Advantages

01

✓Technology

Ben's structures, systems and methodologies are designed to enable us to service our clients in a seamless, efficient manner. Our patent-pending intellectual property embedded in Ben's systemwide intelligence includes computer implemented algorithmic systems, copywritten AltAccess software enterprise applications and the ExAlt Plan product loan structure for delivering liquidity and primary capital to our customers.

02

✓Publicly Traded Stock as Currency

Ben's balance sheet strategy is built on the theory of the portfolio endowment model for the fiduciary financings we make by utilizing our patent-pending computer implemented technologies branded as OptimumAlt.

✓Tradable Access to Alternative Assets

Ben's business model is designed to provide economic exposure to some of the most exciting, sought-after private funds and private company names worldwide.

03

✓Statutory/Regulatory

Ben openly sought and embraced regulation, transparency and oversight. Customers can rapidly and efficiently engage and transact with Ben over AltAccess and they do so knowing that their activities are within a regulated, secure customer transaction ecosystem.

See important disclosures on slide 21

20

Important Disclosures This presentation is for educational and informational purposes only Liquidity exit strategies offered may not include all options and may vary over time; all exit options, including historic options such as cash, may not be available or offered to prospective customers at any given time; your options may differ. Exit options are presented on a case-by-case basis in Ben’s discretion and may be offered for less than current net asset value based on a variety of factors, including asset-specific factors such as Ben’s valuation analysis. References to “liquidity” generally refers to an opportunity offered by Ben to exit an investment in an illiquid asset. Ben can discuss with prospective customers what options may be currently available, including based upon the specifics of such customer’s situation and illiquid assets. The information in this presentation is provided for convenience only, is not investment advice and may not be relied upon in considering an investment in Beneficient, a Nevada corporation (“Ben”). Any offer or solicitation will only be made in compliance with applicable state and federal securities laws pursuant to Regulation D of the Securities Act of 1933, as amended. Any securities shall be offered only to investors that also meet the applicable requirements of a qualified institutional buyer or an institutional account in a private placement under the Securities Act of 1933, as amended, or another available exemption, and this presentation is intended solely for purposes of familiarizing such investors with the company. This presentation is not an offer to sell nor does it seek an offer to buy securities in any jurisdiction where the offer or sale is not permitted. To the extent the terms of any potential transaction are included in this presentation, those terms are included for discussion purposes only. All prospective investors should carefully review the Subscription Agreement or Binding Term Sheet, as applicable, and such other documents described therein and provided by Ben (such materials collectively, the “Offering Materials”). Offers to sell or purchase any security can only be made through definitive Offering Materials and agreements with the applicable investor. These securities have not been recommended by the Securities and Exchange Commission (the “SEC”) or any state securities commission or regulatory authority, nor has any commission or regulatory agency confirmed the accuracy of the information contained in the Offering Materials. No representation or warranty, express or implied, is made as to the accuracy or completeness of any information contained herein, and any investment decision should be based solely on the information contained in the Offering Materials and the prospective investor’s independent research. In addition, no representation or warranty, express or implied is made as to the future performance of any investment in Ben, or that investors will or are likely to achieve favorable results, will make any profit at all or will be able to avoid incurring a loss on their investment. Prospective investors are encouraged to consult with their financial, tax, accounting or other advisors to determine whether an investment in Ben is suitable for them. Forward-looking Statements This presentation and the Offering Materials may contain forward-looking statements and information relating to, among other things, Ben, its business plan and strategy, and its industry. Forward-looking Statements are neither historical facts nor assurances of future performance. They are based on the current beliefs of, assumptions made by, and information currently available to the company’s management regarding the future of the company’s business, future plans and strategies, anticipated events and trends, the economy and other future conditions. The words “aim,” “anticipate,” “could,” “intend,” “expect,” “project,” “plan,” “would” and similar references to future periods are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management’s current views with respect to future events and are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict (many of which are outside of the company’s control) and could cause Ben’s actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements concerning Ben, the offering or other matters, are expressly qualified in their entirety by the cautionary statements above. Ben does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events. This presentation may not be copied, reproduced, distributed, or disclosed without the written permission of Ben. Past performance is not indicative of future results. The information contained herein is based on Ben data available at the time of this presentation. It speaks only as of the particular date or dates included herein. Use of Other Data The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Ben assumes no obligation to update the information in this presentation. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Ben and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended in, and does not imply, a relationship with Ben or any of their respective affiliates, or an endorsement or sponsorship by or of Ben or such affiliates. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, (c) or (r) symbols, but Ben will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Subject to qualifications. Securities of Beneficient, a Nevada corporation its affiliates and/or successors are offered through AltAccess Securities Company L.P. an affiliated entity. Only available in states where AltAccess Securities Company, L.P. is registered. Member FINRA/SIPC. 21

Investor Relations Contact investors@beneficient.com Beneficient Contact askben@beneficient.com Public Webpage www.trustben.com Get A Quote AltQuote.com

23 See important disclosures on slide 21

24 See important disclosures on slide 21

Ben Assumptions & Calculations for Project Target Market (Slide 8) • Estimates of holdings by investor classifications based on (i) historical North American private capital assets under management (AUM) data from Preqin (excludes hedge funds) and historical North America hedge fund AUM data from Eureka Hedge; (ii) market segment data including the percentage of hedge fund assets held by individuals (CitiBusiness Advisory), the percentage of private capital assets held by family offices and wealthy individuals (Preqin, Private Equity Spotlight, February 2016), the percentage of total global assets held by small, mid- and ultra-high net worth individuals (Capgemini and Credit Suisse); and (iii) assets held by North American high net worth individuals, including the percentage of such assets held by MHNW investors (Capgemini). Such estimates the following assumptions of Ben: (i) calculations of market segmentation based on estimates from third-party sources described above; (ii) large institutions hold 80% of the total institutional AUM; (iii) the percentage of MHNW wealth allocated to alternative assets is 16% (based on a range of estimates from Oliver Wyman, Knight Frank, Campden Research, UBS, and KKR); and (iv) MHNW and UHNW alternative asset AUM may be understated, and large institution and STMI alternative asset AUM may be proportionally overstated and, therefore, require adjustment. • Turnover rates and estimated annual demand for liquidity based on the turnover rate of large institutional investors, calculated based on global private assets under management by vintage (excluding funds of funds and secondaries) reported by Preqin and the total secondary market volume reported in the Setter Capital Volume Report, FY 2021. Ben assumes (i) that MHNW investors would seek approximately two times the turnover rate of large institutional investors and (ii) that STMI investors would seek approximately one-and-a-half times the turnover rate of large institutional investors. 25 See important disclosures on slide 21